SHARE-BASED PAYMENTS	9 Months Ended
Sep. 30, 2011
SHARE-BASED PAYMENTS
SHARE-BASED PAYMENTS

Note 3—SHARE-BASED PAYMENTS

        The company recognized share-based compensation expense as follows:

	Nine Months Ended September 30,		Three Months Ended September 30,
	2011	2010	2011	2010
Research and development	$149,358	$265,275	$37,824	$130,738
General and administrative	379,014	472,147	99,628	157,911

Total share-based compensation expense	$528,372	$737,422	$137,452	$288,649

        As of September 30, 2011, there was a total of $1.1 million in unrecognized compensation expense related to unvested stock-based compensation under the plan. That expense is expected to be recognized over a weighted-average period of 2.8 years. Because of its net operating loss carryforwards, the company did not realize any tax benefits for the tax deductions from share-based payment arrangements during the periods ended September 30, 2011 and 2010.